Exhibit 99.2
SEMTECH CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Table in thousands — except per share amount)

	Three Months Ended October 31, 2010			Three Months Ended
	Originally			Aug 1,	Oct 25,
	Reported	Adjustments(1)	Revised	2010	2009
	Q3 2011	Q3 2011	Q3 2011	Q2 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$123,125	$—	$123,125	$113,227	$75,147
Cost of sales	49,304	—	49,304	45,795	33,776

Gross profit	73,821	—	73,821	67,432	41,371
Operating costs and expenses:
Selling, general and administrative	25,501	10,000	35,501	24,915	18,521
Product development and engineering	18,400	—	18,400	17,404	10,467
Amortization of acquired intangible assets	2,406	—	2,406	2,405	303

Total operating costs and expenses	46,307	10,000	56,307	44,724	29,291

Operating income	27,514	(10,000)	17,514	22,708	12,080
Interest and other income, net	3	—	3	308	1,136

Income before taxes	27,517	(10,000)	17,517	23,016	13,216
Provision for taxes	3,916	(2,504)	1,412	3,354	34,103

Net income	$23,601	$(7,496)	$16,105	$19,662	$(20,887)

Earnings per share:
Basic	$0.38	$(0.12)	$0.26	$0.32	$(0.34)
Diluted	$0.37	$(0.12)	$0.25	$0.31	$(0.34)

Weighted average number of shares:
Basic	62,493		62,493	61,933	61,030
Diluted	64,555		64,555	63,552	61,030

	Nine Months Ended October 31, 2010			Nine Months Ended
	Originally			Oct 25,
	Reported	Adjustments(1)	Revised	2009
	Q3 2011	Q3 2011	Q3 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$338,232	$—	$338,232	$201,541
Cost of sales	139,932	—	139,932	91,286

Gross profit	198,300	—	198,300	110,255
Operating costs and expenses:
Selling, general and administrative	76,767	10,000	86,767	52,717
Product development and engineering	51,107	—	51,107	31,142
Amortization of acquired intangible assets	7,216	—	7,216	908

Total operating costs and expenses	135,090	10,000	145,090	84,767

Operating income	63,210	(10,000)	53,210	25,488
Interest and other income, net	508	—	508	2,708

Income before taxes	63,718	(10,000)	53,718	28,196
Provision for taxes	9,653	(2,504)	7,149	36,719

Net income	$54,065	$(7,496)	$46,569	$(8,523)

Earnings per share:
Basic	$0.87	$(0.12)	$0.75	$(0.14)
Diluted	$0.85	$(0.12)	$0.73	$(0.14)

Weighted average number of shares:
Basic	61,950		61,950	60,622
Diluted	63,723		63,723	60,622

(1)	Adjustments made to recognize subsequent event under US GAAP. Financial statements will be issued on or about December 10, 2010.

SEMTECH CORPORATION
CONSOLIDATED BALANCE SHEETS
(Table in thousands)

	October 31, 2010
	Originally			Jan 31,
	Reported	Adjustments (1)	Revised	2010
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$142,209	$—	$142,209	$80,598
Temporary investments	42,686	—	42,686	55,462
Receivables, less allowances	58,911	—	58,911	31,163
Inventories	43,203	—	43,203	33,819
Deferred income taxes	11,808	—	11,808	11,808
Other current assets	11,925	—	11,925	6,616

Total current assets	310,742	—	310,742	219,466

Property, plant and equipment, net	50,568	—	50,568	38,063
Long-term investments	43,810	—	43,810	26,163
Deferred income taxes	2,392	2,504	4,896	7,153
Goodwill	129,651	—	129,651	129,651
Other intangible assets, net	77,127	—	77,127	84,343
Other assets	14,865	—	14,865	9,455

Total assets	$629,155	$2,504	$631,659	$514,294

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,273	$—	$36,273	$23,643
Accrued liabilities	38,946	10,000	48,946	34,008
Income taxes payable	6,536	—	6,536	8,512
Deferred revenue	5,210	—	5,210	3,276
Accrued taxes	2,609	—	2,609	2,609
Deferred income taxes	1,332	—	1,332	1,332

Total current liabilities	90,906	10,000	$100,906	73,380

Deferred income taxes — non-current	16,505	—	16,505	16,505
Accrued taxes	9,597	—	9,597	9,497
Other long-term liabilities	14,030	—	14,030	9,171

Shareholders’ equity	498,117	(7,496)	490,621	405,741

Total liabilities & shareholders’ equity	$629,155	$2,504	$631,659	$514,294

(1)	Adjustments made to recognize subsequent event under US GAAP. Financial statements will be issued on or about December 10, 2010.

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION — NOTES TO CONSOLIDATED GAAP STATEMENTS OF INCOME
(Tables in thousands — except per share amounts)

	Three Months Ended October 31, 2010			Three Months Ended
	Originally			Aug 1,	Oct 25,
	Reported	Adjustments	Revised	2010	2009
Stock-based Compensation Expense	Q3 2011	Q3 2011	Q3 2011	Q2 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cost of sales	$305	$—	$305	$646	$284
Selling, general and administrative	5,206	—	5,206	4,702	2,658
Product development and engineering	1,908	—	1,908	1,858	1,160

Total stock-based compensation expense	$7,419	$—	$7,419	$7,206	$4,102

	Nine Months Ended October 31, 2010			Nine Months Ended
	Originally			Oct 25,
	Reported	Adjustments	Revised	2009
Stock-based Compensation Expense	Q3 2011	Q3 2011	Q3 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cost of sales	$1,477	$—	$1,477	$942
Selling, general and administrative	15,512	—	15,512	9,602
Product development and engineering	5,936	—	5,936	3,276

Total stock-based compensation expense	$22,925	$—	$22,925	$13,820

	Three Months Ended October 31, 2010			Three Months Ended
	Originally			Aug 1,	Oct 25,
	Reported	Adjustments	Revised	2010	2009
Gross Profit - Reconciliation GAAP to Non-GAAP	Q3 2011	Q3 2011	Q3 2011	Q2 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$73,821	$—	$73,821	$67,432	$41,371
Adjustments to GAAP gross profit:
Stock-based compensation expense	305	—	305	646	284
Fair value adjustment related to acquired inventory	—	—	—	—	—

Non-GAAP gross profit	$74,126	$—	$74,126	$68,078	$41,655

	Nine Months Ended October 31, 2010			Nine Months Ended
	Originally			Oct 25,
	Reported	Adjustments	Revised	2009
Gross Profit - Reconciliation GAAP to Non-GAAP	Q3 2011	Q3 2011	Q3 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$198,300	$—	$198,300	$110,255
Adjustments to GAAP gross profit:
Stock-based compensation expense	1,477	—	1,477	942
Fair value adjustment related to acquired inventory	2,311	—	2,311	—

Non-GAAP gross profit	$202,088	$—	$202,088	$111,197

	Three Months Ended October 31, 2010			Three Months Ended
	Originally			Aug 1,	Oct 25,
	Reported	Adjustments	Revised	2010	2009
Net Income - Reconciliation GAAP to Non-GAAP	Q3 2011	Q3 2011	Q3 2011	Q2 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP net income	$23,601	$(7,496)	$16,105	$19,662	$(20,887)

Adjustments to GAAP net income:
Stock-based compensation expense	7,419	—	7,419	7,206	4,102
Legal expenses related to stock option matters	613	10,000	10,613	1,065	1,078
Fair value adjustment related to acquired inventory	—	—	—	—	—
Amortization of acquired intangible assets	2,406	—	2,406	2,405	303
Restructuring costs	—		—	—	50

Total before taxes	10,438	10,000	20,438	10,676	5,533
Associated tax effect	(3,131)	(2,985)	(6,116)	(3,613)	31,597

Total of supplemental information net of taxes	7,307	7,015	14,322	7,063	37,130

Non-GAAP net income	$30,908	$(481)	$30,427	$26,725	$16,243

Diluted GAAP earnings per share	$0.37	$(0.12)	$0.25	$0.31	$(0.34)
Adjustments per above	0.11	0.11	0.22	0.11	0.61

Diluted non-GAAP earnings per share	$0.48	$(0.01)	$0.47	$0.42	$0.27

	Nine Months Ended October 31, 2010			Nine Months Ended
	Originally			Oct 25,
	Reported	Adjustments	Revised	2009
Net Income - Reconciliation GAAP to Non-GAAP	Q3 2011	Q3 2011	Q3 2011	Q3 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP net income	$54,065	$(7,496)	$46,569	$(8,523)

Adjustments to GAAP net income:
Stock-based compensation expense	22,925	—	22,925	13,820
Legal expenses related to stock option matters	3,301	10,000	13,301	1,147
Fair value adjustment related to acquired inventory	2,311	—	2,311	—
Amortization of acquired intangible assets	7,216	—	7,216	909
Restructuring costs	—		—	398

Total before taxes	35,753	10,000	45,753	16,274
Associated tax effect	(10,138)	(2,985)	(13,123)	28,757

Total of supplemental information net of taxes	25,615	7,015	32,630	45,031

Non-GAAP net income	$79,680	$(481)	$79,199	$36,508

Diluted GAAP earnings per share	$0.85	$(0.12)	$0.73	$(0.14)
Adjustments per above	0.40	0.11	0.51	0.74

Diluted non-GAAP earnings per share	$1.25	$(0.01)	$1.24	$0.60

	Three Months Ended October 31, 2010				Three Months Ended
	Originally				Aug 1,	Oct 25,
	Reported	Adjustments		Revised	2010	2009
Tax Impact Associated With Supplemental Information	Q3 2011	Q3 2011		Q3 2011	Q2 2011	Q3 2010
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)

Adjustments to GAAP net income:
Stock-based compensation expense	$2,881	$—		$2,881	$2,703	$705
Transaction and other expenses	—	—		—	—	$(32,801)
Legal expenses related to stock option matters	250	2,985	(2)	3,235	263	406
Fair value adjustment related to acquired inventory	—	—		—	—	—
Amortization of acquired intangible assets	—	—		—	647	85
Restructuring costs	—	—		—	—	8

Total of associated tax effect	$3,131	$2,985		$6,116	$3,613	$(31,597)

	Nine Months Ended October 31, 2010				Nine Months Ended
	Originally				Oct 25,
	Reported	Adjustments		Revised	2009
Tax Impact Associated With Supplemental Information	Q3 2011	Q3 2011		Q3 2011	Q3 2010
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

Adjustments to GAAP net income:
Stock-based compensation expense	$6,619	$—		$6,619	$3,287
Transaction and other expenses	—	—		—	$(32,801)
Legal expenses related to stock option matters	1,129	2,985	(2)	4,114	437
Fair value adjustment related to acquired inventory	878	—		878	—
Amortization of acquired intangible assets	1,512	—		1,512	254
Restructuring costs	—	—		—	66

Total of associated tax effect	$10,138	$2,985		$13,123	$(28,757)

(2)	Includes adjustments related to valuation allowances resulting from changes in anticipated tax credit utilization